HERE CONFIDENTIAL EX 10.6.71++

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FIFTH AMENDMENT TO TERRITORY LICENSE NO. 11 (Sync Gen3 Extension)
This Fifth Amendment (“Fifth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement and TL 11, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Fifth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to renew TL11 and to amend certain terms thereof with this Fifth Amendment as follows:
1.The duration of TL11 is hereby extended up to and including December 31, 2026.
2.In Section II of Exhibit A to TL 11 both references to “2020” shall be deleted and replaced with “2026”.
3.Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/s Adil Musabji        By:    /s/ Steve Debenham
Name:    Adil Musabji        Name:    Steve Debenham
Title:    Senior Patent Attorney        Title:    V.P., General Counsel
Date:    November 9, 2020 | 11:38 AM PST        Date:    10/12/20

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel_________________
Date: _November 9, 2020 | 11:41 AM PST________

TL 11_AM5_SYNC3_Ext_070920    Page 1 of 8
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.